SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials


                                  SUNOPTA INC.
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|_|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
|_|  Fee paid previously with preliminary materials:

________________________________________________________________________________
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                                  SUNOPTA INC.
                             2838 Bovaird Drive West
                             Norval, Ontario, Canada
                                     L0P 1K0

                    INFORMATION CIRCULAR and PROXY STATEMENT

                     SOLICITATION AND REVOCATION OF PROXIES

THIS INFORMATION CIRCULAR AND PROXY STATEMENT ("Information Circular") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF SUNOPTA INC. ("the Company") OF PROXIES FOR USE at the Annual and Special Meeting ("the Meeting") of Shareholders to be held on May 13, 2004 at 4:00 p.m. local time, in the "Windsor Ballroom" at Le Royal Meridien King Edward Hotel, 37 King Street East, Toronto, Ontario, Canada and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual and Special Meeting of Shareholders.

The Company expects to mail this Information Circular and the accompanying form of Proxy on or about April 16, 2004.

Any shareholder giving a Proxy may revoke it at any time before it is exercised. A Proxy given pursuant to this solicitation may be revoked by instrument in writing executed by the shareholder or his or her attorney duly authorized in writing and deposited either at the corporate office of the Company at 2838 Bovaird Drive West, Norval, Ontario, Canada L0P 1K0, at any time prior to the date of the meeting at which the proxy is to be used, or by delivering it prior to a vote to the Chairman of the meeting on the day of the meeting or any adjournment thereof.

The persons named in the form of Proxy are Directors and Officers of the Company and will vote the shares in respect of which they are appointed Proxy holders in accordance with the directions of the shareholder appointing them. IN THE ABSENCE OF SUCH DIRECTION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS AUDITORS, FOR THE ADDITION OF THE CHANGE OF CONTROL PROVISION TO THE COMPANY'S STOCK OPTION PLANS AND FOR THE ADDITION OF 1,500,000 SHARES TO THE 2002 STOCK OPTION PLAN.

If a shareholder appoints some person other than the persons named in the form of Proxy to represent him or her, such person will vote the shares in respect of which he or she is appointed proxy holder in accordance with the directions of the shareholder appointing him or her. In the absence of such direction, such person may vote such shares at his or her discretion.

The enclosed form of Proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice of Meeting, or other matters, which may properly come before the Meeting. At the time of printing this Information Circular, the management of the Company knows of no such amendments, variations or other matters to come before the Meeting.

The Company will bear the cost of preparing, assembling and mailing all proxy materials that may be sent to the Shareholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone, fax or e-mail. The Company does not expect to pay any additional compensation for the solicitation of proxies.

The Annual Report of the Company, which contains the Audited Consolidated Financial Statements for the fiscal year ended December 31, 2003, accompanies this Information Circular. Receipt at the Meeting of the Audited Consolidated Financial Statements of the Company for the year ended December 31, 2003 and the auditors' report thereon will not constitute approval or disapproval of any of the matters referred to in such reports and statements.

Unless otherwise indicated, all dollar amounts herein are expressed in US dollars.

                                VOTING SECURITIES

The Board of Directors has fixed March 31, 2004 as the record date for determining shareholders entitled to Notice of the Meeting.

Shareholders of Common Shares of record on March 31, 2004 are entitled to one vote for each share registered in the name of the shareholder on each matter properly brought before the Meeting. As of March 31, 2004 there were 53,406,603 common shares issued and outstanding.

Item 1 - ELECTION OF DIRECTORS

Ten directors will be elected to serve until the next Annual Meeting or until their successors are elected. There are no family relationships among the Directors. The accompanying form of proxy will be voted for the election as Director of the nominees listed below, unless the proxy contains contrary instructions. Each of the nominees has consented to be named herein and to serve as a Director. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a Director. However, in the event that any of the nominees should become unable to serve as a Director, the persons named in the accompanying form of proxy reserve the right to vote for another person at their discretion. The Board of Directors of the Company has been established at a minimum of five and a maximum of fifteen and presently consists of ten directors. The following are Management's nominees:

a)    Identification of Directors:

The following table shows certain information as of March 31, 2004 with respect to the Company's nominees as Directors, all of whom are currently Directors:

===========================================================================================================
                                     Year First
                                      Elected
Name                                  Director                       Position with
Directors:                    Age     /Officer                          Company
-----------------------------------------------------------------------------------------------------------
Jeremy N. Kendall             64        1978      Chairman of the Board, CEO & Director
===========================================================================================================
Cyril A. Ing                  71        1984      Secretary and Director
===========================================================================================================
Joseph Riz                    56        1986      Director
===========================================================================================================
James Rifenbergh              73        1996      Director
===========================================================================================================
Allan Routh                   53        1999      Director and President of the Grains & Soy Products Group
===========================================================================================================
Dennis Anderson               59        2000      Director
===========================================================================================================
Katrina Houde                 44        2000      Director
===========================================================================================================
Camillo Lisio                 50        2001      Director
===========================================================================================================
Stephen Bronfman (A)          40        2001      Director
===========================================================================================================
Robert Fetherstonhaugh (A)    48        2001      Director
===========================================================================================================

(A) Pursuant to a subscription agreement between the Company and Claridge and the Claridge Group dated September 28, 2001, so long as a member of the Claridge Group remains the beneficial owner of at least five percent (5%) of the Company's issued and outstanding common shares, the Company will nominate for election and recommend to its shareholders a person designated by Claridge to serve on the Company's Board of Directors. For so long as the beneficial holdings of Claridge shall be at least fifteen percent (15%) of the Company's issued and outstanding common shares, the Company shall nominate a second designee of Claridge. Claridge currently beneficially owns more than five percent (5%) of the Company's issued and outstanding common shares. Messrs. Bronfman and Fetherstonhaugh presently serve on the Company's Board of Directors pursuant to this agreement.

b) Committees of the Board:

The Company presently has two Committees (1) Audit Committee; and (2) Corporate Governance Committee (which also acts as the Compensation Committee, and in effect, the Nominating Committee). The Company is not required to have an Executive Committee. The Board has appointed individuals from its members to serve on these Committees. The membership of these two Committees is composed entirely of independent directors.

(c) Set forth below is a biographical description of each Director of the
Company:

Jeremy Kendall has served as a Director of the Company since September 1978. In June 1983, he was elected Chairman of the Board and Chief Executive Officer of the Company. He is Chairman of the Board of all of the Company's subsidiaries except 1108176 Ontario Limited. He is also Chairman of Jemtec Inc. (6/91 to present) and Easton Minerals Ltd. (1/95 to present). In the past 5 years, Mr. Kendall has served on the following Boards of Directors: BI Inc. (9/81 to 11/00), and Wisper Inc. (6/95 to 3/02). Mr. Kendall is also a Director of a number of private and charitable organizations.

Cyril Ing is a retired Professional Engineer and was elected a Director in January 1984 and became an employee in August 1985. He was an independent consultant specializing in engineering projects involving the combustion of biomass from May of 1982 to August 1985. Mr. Ing retired from full time employment in March 1990. For the 10 years prior to retirement he was President of the Conat Group, a holding company, whose major subsidiary, Westair Systems Inc., is a distributor and manufacturer of industrial dehumidification equipment. In the past 5 years, Mr. Ing has served on the following Boards of
Directors: Wisper Inc. (11/99 to present), Jemtec Inc. (11/99 to present) and Easton Minerals Ltd. (11/99 to present).

Joseph Riz was elected a Director of the Company in July 1986 and currently serves as Chairman of the Company's Audit Committee and as a member of the Corporate Governance Committee. From 1985 to present Mr. Riz has served as Managing Director of Tricapital Management Ltd., a merchant banking and financial advisory firm., Since 1989 Mr. Riz has served on the Board of Directors of Telepanel Systems Inc, a manufacturer of electronic pricing equipment for retail stores.

James Rifenbergh was elected to the Board of Directors in April 1996 and currently serves on the Audit Committee. Mr. Rifenbergh is Past President and Chairman and CEO of Brown Printing Company of Waseca, Minnesota, a large printing company with plants throughout the United States. He is also a Past Director of a number of other private companies and organizations. In the past 5 years, Mr. Rifenbergh has not served on any other reporting issuers.

Allan Routh was elected to the Board of Directors in September 1999. Mr. Routh is President of the Company's Grains and Soy Products Group and prior to March 2003 was President and Chief Executive Officer of the SunRich Food Group, Inc., a wholly-owned subsidiary of the Company. Mr. Routh has been involved in the soy industry and soy industry organizations since 1984. He is also a Director of other private companies. In the past 5 years, Mr. Routh has not served on any other reporting issuers Board of Directors.

Dennis Anderson was elected to the Board of Directors in September 2000. Mr. Anderson was the Executive Vice President of the SunRich Food Group, Inc., a wholly owned subsidiary of the Company prior to stepping down from day to day operations in June 2002. Mr. Anderson was the owner of Northern Food and Dairy, Inc. for five years prior to its acquisition by the Company. In the past 5 years, Mr. Anderson has not served on any other reporting issuers Board of Directors.

Katrina Houde was elected to the Board of Directors in December 2000 and also serves as a member of the Audit Committee. Ms. Houde has been an independent consultant since March 2000. From January 1999 to March 2000, Ms. Houde was President of Cuddy Food Products, a division of Cuddy International Corp., a large international poultry company with 2,200 employees worldwide. Ms. Houde was Chief Operating Officer of Cuddy International Corp. from January 1996 to January 1999 and held progressively more senior positions with Cuddy since joining them in September 1991. In the past 5 years, Ms. Houde has not served on any other reporting issuers Board of Directors.

Camillo Lisio was elected to the Board of Directors in August 2001 and serves on the Corporate Governance Committee as Chairman. Mr. Lisio is an independent consultant and spent 18 years with Saputo Inc., a food company operating in the dairy and grocery products sector, until his decision to pursue other business and personal interests in April 2001. Mr. Lisio was President and Chief Operating Officer of Saputo Inc. from April 1998 to April 2001. In the past 5 years Mr. Lisio served on reporting issuers Board of Directors of Saputo Inc., (March 1998 to April 2001) and Uniforet Inc, an integrated Forest products company, (October 1998 to April 2001). Mr. Lisio has also served as a director of Santa Cabrini Hospital, the International Dairy Foods Association and the National Dairy Council of Canada.

Stephen Bronfman was elected to the Board of Director in October 2001. Mr. Bronfman is Chairman of Claridge Inc., a privately held company with worldwide investments. In the past five years Mr. Bronfman served on the Board of Directors of The Seagram Company, Ltd. from November 1999 to December 2000 and was Co-Chairman of the Executive Committee of the Montreal Expos Baseball Club, a non reporting issuer. Mr. Bronfman also sits on the Board of Directors of The David Suzuki Foundation; The Saidye Bronfman Centre for the Arts; The Samuel and Saidye Bronfman Family Foundation; and The Summit School Foundation.

Robert Fetherstonhaugh was elected to the Board of Directors in December 2001 and serves on the Corporate Governance Committee. Mr. Fetherstonhaugh is a Chartered Accountant and has been the President of Claridge Inc. since December 2002. Mr. Fetherstonhaugh joined Claridge Inc. in May 2001 as Executive Vice President. Mr. Fetherstonhaugh has a broad business background both in North America and internationally, previously serving as Deputy Chairman of Trader Classified Media, an international publishing company from 1998 to 2001 and as a partner at KPMG. He is also currently a Director of Trader Classified Media.

SECURITY OWNERSHIP OF CERTAIN OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information concerning share ownership of all persons as known by the Company to own beneficially 5% or more of the Company's outstanding Common Shares and all directors and officers of the Company as a group as of March 31, 2004.

================================================================================
        Name and Address                Class of     Amount of       Percent
            of Holder                    Share       Ownership     Ownership (1)
--------------------------------------------------------------------------------
Stephen R. Bronfman
c/o Johnny Thomas
Claridge Inc.
1170 Peel Street
Suite 800
Montreal, QC
H2B 2T5  (2)                             Common       4,250,906       8.0%
================================================================================
Charles Bronfman Trust
c/o Mr. John Harrison
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001          Common       4,240,906       7.8%
================================================================================
Fidelity Investments
One Federal Street E14B
Boston, MA
02109                                    Common       6,465,000       12.1%
================================================================================
All Directors and Executive Officers
As a group (thirteen)                   Common (3)    8,329,472       15.6%
================================================================================

(1) Percentage ownership is calculated based on total Common Shares outstanding at March 31, 2004 of 53,406,603. This total does not include warrants or options that have vested or have not yet vested.

(2) Record and beneficial holder. Mr. Bronfman as Chairman of Claridge Inc. has voting and investment decision power.

(3) For details of shares owned by Executive Officers and Directors see Share Ownership of Directors and Executive Officers below.

Share Ownership of Directors and Executive Officers as at March 31, 2004 is set forth below:

========================================================================================================
                                                         Number of Shares Beneficially
                    Name                     Class of    Owned/Number of Vested Options    Percentage of
                 Directors:                   Shares                  (2)                    Class (1)
--------------------------------------------------------------------------------------------------------
Jeremy N. Kendall                             Common             732,817 / 16,000               1.38%
--------------------------------------------------------------------------------------------------------
Cyril A. Ing                                  Common              65,085 / 27,500               0.17%
--------------------------------------------------------------------------------------------------------
Joseph Riz                                    Common               33,600 /25,250               0.11%
--------------------------------------------------------------------------------------------------------
James Rifenbergh                              Common              382,948 / 1,750               0.71%
--------------------------------------------------------------------------------------------------------
Allan Routh                                   Common             603,781 / 74,000               1.25%
--------------------------------------------------------------------------------------------------------
Dennis Anderson                               Common            2,181,335 / 8,000               4.04%
--------------------------------------------------------------------------------------------------------
Katrina Houde                                 Common               6,000 / 17,760               0.04%
--------------------------------------------------------------------------------------------------------
Camillo Lisio                                 Common               6,000 / 17,760               0.04%
--------------------------------------------------------------------------------------------------------
Stephen Bronfman                              Common            4,250,906 / 7,750               0.03%
--------------------------------------------------------------------------------------------------------
Robert Fetherstonhaugh                        Common              10,000 / 7,750                0.03%
--------------------------------------------------------------------------------------------------------
All Directors and Executive Officers as a     Common         8,329,472 / 283,510                15.9%
group (thirteen)
========================================================================================================

(1) Percentage ownership is calculated based on 53,406,603 total common shares outstanding at March 31, 2004, plus all common shares subject to options currently exercisable, which at March 31, 2004 totaled 740,550 and of which 203,500 are related to Directors and Officers noted above. The remaining 537,050 are options vested to other officers and employees of the Company. This calculation does not include options that have not vested or warrants or underwriter options/warrants currently outstanding. Therefore, the "Percentage of Class" column is based on 54,147,153 common shares.

(2)   The exercise price of vested options range from $1.06 to $9.90

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and Executive Officers to file reports of holdings and transactions in the Company's shares with the SEC and NASDAQ. Based on our records and other information, we believe that in 2003 our Directors and Executive Officers met, on a timely basis, all applicable SEC filing requirements.

                             EXECUTIVE COMPENSATION

The following tables set forth all remuneration paid by the Company and its subsidiaries during the last three years ended December 31, 2003, 2002, and 2001 to its CEO and top four Executive Officers/Divisional Presidents earning in excess of US$100,000:

                           SUMMARY COMPENSATION TABLE

                                                          Annual Compensation                   Awards               Payouts
==================================================================================================================================
                                                                    Other Annual   Restricted
                                                                    Compensation     Stock      Option    LTIP       All Other
 Name and Principal Occupation      Year     Salary       Bonus          (1)         Awards      SARs   Pay-outs  Compensation (2)
----------------------------------------------------------------------------------------------------------------------------------
Jeremy N. Kendall - CEO             2003     $254,516    $115,675      $13,829          --        --       --         $835,748
----------------------------------------------------------------------------------------------------------------------------------
                                    2002     $176,391     $18,149      $11,173          --        --       --               --
----------------------------------------------------------------------------------------------------------------------------------
                                    2001     $167,332     $13,347      $14,001          --        --       --         $269,123
----------------------------------------------------------------------------------------------------------------------------------
Steven R. Bromley - Executive
Vice President & COO (3)            2003     $188,894     $50,061      $18,741          --        --       --          $87,140
----------------------------------------------------------------------------------------------------------------------------------
                                    2002     $118,926      $6,992      $18,056          --        --       --               --
----------------------------------------------------------------------------------------------------------------------------------
                                    2001      $60,282      $6,236      $10,425          --        --       --               --
----------------------------------------------------------------------------------------------------------------------------------
John Dietrich - Vice President &
CFO (4)                             2003     $111,693     $22,542      $10,553          --        --       --          $37,592
----------------------------------------------------------------------------------------------------------------------------------
Allan Routh - Director and
President Grains & Soy Products
Group                               2003     $149,538     $26,000       $2,408          --        --       --         $891,700
----------------------------------------------------------------------------------------------------------------------------------
                                    2002     $130,000           -       $2,906          --        --       --               --
----------------------------------------------------------------------------------------------------------------------------------
                                    2001     $116,923     $40,000       $5,370          --        --       --               --
----------------------------------------------------------------------------------------------------------------------------------
Arthur J. McEvily - President,
SunOpta Ingredients Group  (5)      2003     $225,000     $85,600         $138          --        --       --               --
----------------------------------------------------------------------------------------------------------------------------------
                                    2002      $17,833          --           --          --        --       --               --
----------------------------------------------------------------------------------------------------------------------------------

(1) Other Annual Compensation represents taxable benefits for automobile personal use or reimbursement of costs, life insurance, retirement savings contributions, and interest on short-term loans.

(2) All Other Compensation is the value received over exercise price of stock options exercised.

(3) Mr. Steven Bromley joined the Company in June 2001 and therefore had no remuneration from the Company in 2000.

(4) Mr. John Dietrich became an Executive Officer of the Company in 2003 on his appointment to CFO.

(5) Mr. Arthur McEvily joined the Company in December 2002; therefore his compensation for 2002 reflects only one month of compensation.

The following table contains information concerning individual grants of stock options made during the last completed fiscal year, to the following Executive
Officers:

                                  OPTION GRANTS IN PAST FISCAL YEAR TO EXECUTIVE OFFICERS
==========================================================================================================================
                                                                                             Potential Realizable Value at
                                           % of Total Options    Exercise on                 Assumed Annual rates of Stock
                               Options    Granted to Employees    base price    Expiration   Price Appreciation for Option
           Name              Granted (1)     in Fiscal Year      (US$/Share)       Date                 term (2)
--------------------------------------------------------------------------------------------------------------------------
                                                                                                  5%             10%
--------------------------------------------------------------------------------------------------------------------------
Steven R. Bromley              25,000             2.2%              $9.11        09/29/08      $62,346         $139,043
-Executive Vice President
& COO
--------------------------------------------------------------------------------------------------------------------------
John Dietrich -Vice
President & CFO                15,000             1.3%              $9.11        09/29/08      $37,408         $83,426
==========================================================================================================================

(1) 20% of options granted are exercisable immediately with the remainder exercisable equally over the next four years on the anniversary of the grant date.

(2) The potential realizable value is calculated based upon the term of the option at its time of grant. It is calculated assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price.

Aggregate Option Exercises in 2003 and Year-End Option Values

The following table details certain information concerning exercises of stock options by the named Executive Officers during fiscal year ended December 31, 2003 and the value of unexercised options at December 31, 2003:

                                        DECEMBER 31, 2003 OPTION VALUES
========================================================================================================================

                 (a)                                   (b)                                       (c)
------------------------------------------------------------------------------------------------------------------------
                                        Number of Unexercised Options at    Value of Unexercised in the Money Options at
                 Name                    12/31/03 Vested/Not Yet Vested          12/31/03 Vested/Not Yet Vested (1)
------------------------------------------------------------------------------------------------------------------------
Jeremy N. Kendall - CEO                          16,000 / 24,000                         $99,680 / $149,520
========================================================================================================================
Steven R. Bromley - Executive Vice
President & COO                                  51,000 / 79,000                         $316,620 / $408,730
========================================================================================================================
John Dietrich - Vice President & CFO             29,000 / 41,000                         $179,340 / $199,110
========================================================================================================================
Allan Routh - Director and President
of the Grains & Soy Products Group               74,000 / 46,000                         $578,930 / $274,061
========================================================================================================================

========================================================================================================================

(1) These amounts represent the difference between the exercise price of the stock options and the closing price of the Company's common shares on the last trading day of the year on the NASDAQ Small Cap Market. On December 31, 2003, the closing price was U.S. $ 9.23.

Executive employment contracts

Mr. Jeremy Kendall, Chairman & CEO, entered into an employment contract with the Company in October 2001 for a period through February 26, 2020. The contract anticipates that on February 26, 2005, his 65th birthday, Mr. Kendall may elect to relinquish the role of CEO and maintain being the Chairman of the Board, subject to shareholder and Board approval, at a reduced level of compensation. The contract provides for consulting fees to be paid on a sliding scale over time until February 20, 2020 to Mr. Kendall or his spouse. These consulting fees are to be paid even if Mr. Kendall retires fully, the Company no longer requires his services or if Mr. Kendall passes away before February 26, 2020.

Mr Allan Routh, President of the Grains & Soy Products Group has an annual employment contract of a minimum base salary of $100,000, renewable on a mutual basis between Mr. Routh and the Company each August 1st.

Mr. Arthur McEvily, President of the Specialty Food Ingredients Group has an employment contract including provisions for termination with or without cause.

None of the other executives listed in the Summary Compensation Table above have employment contacts.

                       INDEBTEDNESS OF DIRECTORS/OFFICERS

Mr. Kendall, Chairman & CEO is indebted to the Company for $24,838 as at December 31, 2003 and as at March 31, 2004. The original loan proceeds were provided to Mr. Kendall for the purchase of a vehicle used by Mr. Kendall to conduct the Company's business. The interest rate on this loan is 5%. The highest balance during the year was $38,542.

                            COMPENSATION OF DIRECTORS

In addition to annual grants of options, Directors who are not Company employees receive an annual retainer of CDN $7,500, a directors fee of CDN $1,500 for each board meeting attended in person as well as CDN $500 for participating in Committee meetings and telephone meetings. In addition, all Directors are reimbursed for travel and administrative expenses to attend meetings and manage their Board responsibilities. Each Committee Chairman also receives $2,500 per year for their additional responsibilities.

                   DIRECTORS' AND OFFICERS LIABILITY INSURANCE

The Company's comprehensive insurance policies include coverage, which indemnifies the directors and officers of the Company. The approximate annual cost of this coverage is $85,000 and the policy contains a deductible of $72,000 for Canadian claims and $179,000 for U.S. claims and does not cover liability for failure to act honestly and in good faith.

The Company has also provided run-off insurance to the Board of Directors of Opta Food Ingredients, Inc. for actions taken prior to the acquisition by the Company. This insurance provides coverage for a period of six years from the date of the acquisition for any undisclosed claims that may still arise during the former Boards tenure.

           INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

On December 4, 2002, SunOpta issued to Claridge Israel LLC (Claridge), at the time, the Company's largest shareholder, a $5 million convertible debenture. Interest was payable quarterly at an annual rate of 5.5%. In addition, the Company issued Claridge 250,000 warrants exercisable into an equivalent number of common shares of the Company at a price of $3.25 per common share. These warrants expire November 30, 2004. On August 29, 2003, the Company redeemed the convertible debenture at the face value of $5,000,000.

                     ATTENDANCE AND COMMITTEES OF THE BOARD

Board Meetings and Attendance

During 2003 the Board of Directors held five regularly scheduled meetings and six special telephonic meetings. All board members attended 75% of the meetings of the Board and Committees in which they served, with the exception of Mr. Dennis Anderson and Mr. Stephen Bronfman.

Corporate Governance Committee

The following three independent Directors are members of the Corporate Governance Committee: Camillo Lisio (Chairman), Joseph Riz and Robert Fetherstonhaugh. This Committee also acts as the Company's Compensation Committee and performs similar functions to that of a Nominating Committee.

The Company and the Corporate Governance Committee have developed a set of formal Corporate Governance Policies that are monitored on an ongoing basis to ensure that the Company is in compliance with its Corporate Governance Policies (See "Corporate Governance Disclosure").

The function of the Corporate Governance Committee, in its capacity as the Compensation Committee, is to determine the compensation of the CEO as well as to review and approve the compensation recommended by the CEO for all other Senior Officers and employees of the Company. In addition, this Committee oversees the Option Plan and Employee Stock Purchase Plans of the Company.

The Committee, in its capacity as the Nominating Committee, concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, stockholders or external sources and all self-nominated candidates. The Committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies. To be considered for membership on the Board, the Committee will consider certain necessary criteria, that a candidate should meet, which would include the following: (a) be of proven integrity with a record of substantial achievement,
(b) have demonstrated ability and sound judgment that usually will be based on broad experience but, particularly, industry experience; (c) be able and willing to devote the required amount of time to the Company's affairs, including attendance at Board meeting, Board Committee meetings and annual stockholder meetings; (d) possess a judicious and critical temperament that will enable objective appraisal of management's plans and programs; and (e) be committed to building sound, long-term Company growth. Evaluation of candidates occurs on the basis of materials submitted by or on behalf of the candidate. If a candidate continues to be of interest, additional information about her/him is obtained through inquiries to various sources and, if warranted, interviews.

A stockholder may recommend a person as a nominee for director by writing to the Secretary of the Company. Recommendations must be received by November 1, 2004 in order for a candidate to be considered for election at the 2005 Annual Meeting. Each notice of nomination should contain the following information: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company if so elected. All the director nominees named in this proxy statement met the Board's criteria for membership and were recommended by the Corporate Governance Committee for election by the stockholders at this Annual Meeting.

All nominees for election at this Annual Meeting were previously elected by stockholders.

The Governance Committee met formally five times during 2003. In addition, several telephonic meetings were held during the year for administrative matters connected to the responsibilities of this Committee.

Audit Committee

The following three independent Directors are members of the Audit Committee:
Joseph Riz (Chairman), James Rifenbergh and Katrina Houde.

The Audit Committee's duties and responsibilities are documented in a formal Audit Committee Charter. These duties include (a) providing oversight of the financial reporting process and management's responsibility for the integrity, accuracy and objectivity of financial reports and related financial reporting practices; (b) recommending to the Board of Directors the appointment of the Company's auditors; (c) providing oversight of the adequacy of the Company's system of internal and related disclosure controls; and (d) providing oversight of management practices relating to ethical considerations and business conduct, including compliance with laws and regulations. A copy of the Audit Committee Charter, adopted in November, 2001, is attached as Exhibit A.

The Audit Committee meets formally four times a year, once to review the Form 10-K and annual Audited Consolidated Financial Statements and before each quarter's earnings are filed to review interim financial statements and Form 10-Q which is filed with the Securities and Exchange Commission in the U.S. and the Ontario Securities Commission in Canada. Other meetings may be held as at the discretion of the Chair of the Audit Committee. During 2003, the Audit Committee met four times. The Audit Committee has free and unfettered access to PricewaterhouseCoopers LLP, the Company's auditors.

During 2003 the Audit Committee maintained a company wide policy related to reporting of concerns in accounting or internal controls. This policy gives all employees of the Company direct access to the Audit Committee for concerns dealing with accounting practices, internal controls or other matters affecting the Company's well being.

                         CORPORATE GOVERNANCE DISCLOSURE

Statement of SunOpta Inc.'s Corporate Governance Practices

                     Guidelines                                                    Practices
                     ----------                                                    ---------
1.      The Board of the Directors is responsible      In accordance with the Canada Business Corporations Act, the business
        for the stewardship of the Company, and        of the Company is managed under the direction of its Board of
        specifically for                               Directors.  The Chairman and Chief Executive Officer makes recommendations to the Board of Directors with respect to matters of corporate policy after discussion, when appropriate, with the members of Senior Management.  The Board of Directors then takes the decisions which it deems appropriate and supervises the execution of such decisions and reviews the results obtained.

a.      adoption of a strategic planning process       The duties of the Board of Directors includes the review on an annual basis of the three-year strategic plan for each operating group of the
                                                       Company.

b.      identification of principal risks, and         The Board of Directors' duties includes the review of overall business
        implementing risk managing systems             risks and of the Company's practices and policies for dealing with these risks.

                                                       In addition, the Audit Committee assesses principal risks which the
                                                       Company faces and, where appropriate, proposes the implementation of risk management systems.

c.      succession planning and monitoring senior      The Corporate Governance Committee reviews, reports, and where
        management                                     appropriate, provides recommendations to the Board of Directors on succession planning matters and, with the Audit Committee and the Board of Directors, monitors the performance of senior management.

d.      communications policy                          Each of the Board of Directors and the Audit Committee reviews, and where required, approves statutory disclosure documents prior to their distribution to shareholders.

                                                       In addition, the Company has a shareholder relations process to respond to shareholder questions and concerns.  All communications from shareholders are referred to the Chairman or the appropriate Corporate
                                                       Officer for response.  Management promptly advises the Board of
                                                       Directors if any significant issues are raised by shareholders. In addition, the Company communicates with its shareholders, securities analysts and the media regularly on developments in its business and results, through the annual report, interim financial statements and reports to shareholders, press releases and material change reports, as per the Communications Policy.

e.      integrity of internal control and              The Board of Directors' duties includes the assessment of the integrity
        management information systems                 of the Company's internal controls and information systems.  In addition, the Audit Committee has oversight responsibility of internal controls and management information systems.

2.      Majority of Directors should be                The Board of Directors is composed of ten persons.  Of the ten
        "unrelated" (independent of management         Directors, eight are "unrelated" under the Guidelines and two are
        and free from conflicting interest) to         Senior Officers.  The composition of the Board of Directors fairly
        the Company and the Company's significant      reflects, therefore, the investment in the Company by the shareholders.
        shareholders, if any.

3.      Disclose for each Director whether he is       Jeremy N. Kendall           Related        Chairman and Chief Executive
        related, and how that conclusion was                                                      Officer
        reached
                                                       Allan Routh                 Related        Director and President of
                                                                                                  the Grains and Soy Products
                                                                                                  Group
                                                       Robert Fetherstonhaugh      Unrelated
                                                       Stephen Bronfman            Unrelated
                                                       Dennis Anderson             Unrelated
                                                       Cyril A. Ing                Unrelated
                                                       Joseph Riz                  Unrelated
                                                       James Rifenbergh            Unrelated
                                                       Katrina Houde               Unrelated
                                                       Camillo Lisio               Unrelated

4.      Propose to the full Board of Directors         The Corporate Governance Committee acts as the Nominating Committee and
        new nominees to the Board and assess           assesses candidates for the Board as described on page 9. If the
        Directors on an ongoing basis                  candidacy is endorsed by the Corporate Governance Committee, it is then submitted to the approval of the Board of Directors.  New Directors are then included in an orientation and education program (see Item 6).

5.      The Corporate Governance Committee is          The Corporate Governance Committee is composed of three outside
        composed exclusively of unrelated              Directors.
        Directors

6.      Implement a process for assessing the          An annual review of Board members is undertaken by the Corporate
        effectiveness of the Board of Directors,       Governance Committee with advice from the Chairman and CEO.
        its Committees and individual Directors
        in accordance with overall Governance
        Policy

7.      Provide orientation and education              New Directors participate in an initial information session on the
        programs for new Directors                     Company in the presence of Management representatives.  In addition, they are furnished with appropriate documentation relating to the commercial activities of the Company and the internal organization of the Company.  Monthly reports detailing the commercial activities of the Company and the internal organization of the Company are supplied to all Directors.  The meetings in which new Directors participate
                                                       (including annual strategic planning sessions) as well as discussions with other Directors and with management permit new Directors to familiarize themselves rapidly with the operations of the Company.
                                                       Facility visits can also be arranged for new Directors.

8.      Consider the size of the Board of              The Board of Directors is of the view that its size and composition is
        Directors, with a view to continually          somewhat larger than ideal and intends to reduce its size from 10 to 9
        improving effectiveness                        in time.

9.      The Board of Directors should review           The Corporate Governance Committee, which also acts as the Compensation
        compensation of Directors in light of          Committee of the Board of Directors periodically reviews compensation
        risks and responsibilities                     policies in light of market conditions and practices and in light of risks and responsibilities.

10.     Committees of the Board of Directors           The Corporate Governance Committee is composed of three outside
        should be composed of a majority of            Directors, all unrelated. This Committee also acts as the Compensation
        unrelated (non-management) Directors           Committee and the Nominating Committee. The Corporate Governance
                                                       Committee has the responsibility, upon the recommendation of the
                                                       Chairman and Chief Executive Officer, for defining salary classes and levels and extent of participation in incentive programs.  In addition, this Committee determines, based on the proposal of the Chairman of the
                                                       Board, the persons eligible to benefit from the stock option plan and in which proportion, according to their position.  The Corporate
                                                       Governance Committee also assesses the performance of the Chairman and
                                                       Chief Executive Officer and the Committee's recommendations in this regard are then presented to the Board of Directors.  When a vacancy on the Board of Directors needs to be filled, the Committee considers candidates from a variety of sources, including without limitation, management, stockholders and other Board members.  The Corporate
                                                       Governance Committee can then endorse such recommendations, which, if endorsed, are presented to the Board of Directors.

11.     The Board of Directors should expressly        The Corporate Governance Committee is responsible for developing and
        assume responsibility for, or assign to a      monitoring the Company's approach to governance issues, the Company's
        Committee the general responsibility for,      response to the required Guidelines and recommending these policies to
        approach to corporate governance issues        the Board of Directors.

12.a.   Define limits to Management's
        responsibilities by developing mandates
        for:

(i)     the Board of Directors                         The Board of Directors is, by law, responsible for managing the business and affairs of the Company.  Any responsibility which is not delegated to either Management or a Committee remains with the Board of
                                                       Directors.  In general, all matters of policy and all actions proposed to be taken which are not in the ordinary course of business require the prior approval of the Board of Directors or of a Board Committee to
                                                       which approval authority has been delegated.

(ii)    the CEO                                        The corporate objectives which the Chairman and Chief Executive Officer is responsible for meeting, with the rest of Management placed under his supervision, are determined by the strategic plans and the budget as they are approved each year by the Board of Directors.  Performance of the Chairman and Chief Executive Officer and Management is assessed against the achievement of the strategic plans and the annual budget.

b.      the Board of Directors should approve          The Board of Directors governs the strategic plan and budgets for the
        CEO's corporate objectives                     Company.

12.     Establish procedures to enable the Board       While there are no formal structures in place to ensure that the Board
        of Directors to function independently of      of Directors can function independently of Management, the Board of
        management                                     Directors of the Company is free to ask one or more members of
                                                       Management to withdraw during certain discussions. The independent
                                                       Directors of the Company would meet without the presence of the members of Management who are also Directors, including the Chairman and Chief
                                                       Executive Officer on a regular basis.

13.a.   establish an Audit Committee with a            The roles and responsibilities of the Audit Committee have been
        specifically defined mandate                   specifically defined and approved by the Board of Directors and include the review of the annual and interim financial statements and related statutory filings of the Company.  The Audit Committee has direct communication channels with both the internal financial management and external auditors to discuss and review specific issues, as appropriate.

b.      all members should be non-management           The Audit Committee is composed of three outside Directors, all of whom
        Directors                                      are "unrelated" and are advised by the Vice President and Chief
                                                       Financial Officer.

14.     Implement a system to enable individual        Individual Directors may, if required, retain outside advisors at the
        Directors to engage outside advisors, at       Company's expense.
        the Company's expense

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Company has reviewed and discussed with Senior Management the Audited Consolidated Financial Statements of the Company for the fiscal year ended December 31, 2003. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the independent auditors of the Company, the matters required to be discussed by the Statement on Auditing Standards (SAS) No.61 (Communication with Audit Committee), amended by SAS No. 89 (Audit Adjustments) and SAS No. 90 (Audit Committee Communication). The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (which relates to the auditor's independence from the Company and its related entities) and the Audit Committee has discussed with PricewaterhouseCoopers LLP their independence as auditor of the Company. Based on the review and discussions, the Audit Committee of the Company has recommended to the Board of Directors and the Board has approved that the Audited Consolidated Financial Statements of the Company be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

This report is dated as of March 31, 2003 and has been submitted by Joseph Riz (Chairman), James Rifenbergh, and Katrina Houde, all of the members of the Audit Committee.

The information contained in this Audit Committee report to the Board of Directors shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

The following graph compares the yearly percentage change in the cumulative total shareholder return on the common shares of the Company to the cumulative total return of the TSE300 Total Return Index and the NASDAQ Industrial Index for the period which commenced December 31, 1997 and ended on December 31, 2003.

         Comparison of the five-year cumulative total shareholder return

                                  [LINE GRAPH]

                              1998     1999     2000     2001     2002     2003
                              ----     ----     ----     ----     ----     ----
Nasdaq Industrial Index     $100.00  $172.04  $114.00  $106.42  $ 78.70  $106.61

TSE 300 Index               $100.00  $129.72  $137.74  $118.54  $101.98  $121.91

SunOpta Inc.                $100.00  $137.29  $244.07  $367.80  $533.90  $885.59

Assumes that $100.00 was invested in common shares of the Company and in each of the indices on December 31, 1998.

Item 2 - APPOINTMENT OF AUDITORS

The Board of Directors has reappointed PricewaterhouseCoopers LLP ("PwC") as independent auditors for the year 2004. The shareholders are being asked to ratify the appointment of PwC for the year 2004 and to authorize the Board of Directors to fix their remuneration.

The Board of Directors recommend that the shareholders vote for the appointment of PwC, Chartered Accountants, who have been the Company's auditors since 1975. In the event that the Shareholders fail to ratify the appointment, the Board of Directors will reconsider its selection.

A representative of PwC will attend the Annual Meeting and will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from shareholders in attendance.

During the Company's fiscal year ended December 31, 2003, the Company was billed the following aggregate fees by PwC.

Audit Fees

The total fees billed by PwC for professional services rendered for the audit of the Company's Consolidated Financial Statements for the fiscal year ended December 31, 2003 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year was $498,000.

Financial Information Systems Design and Implementation Fees

No fees were billed by PwC to the Company for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (financial information systems design and implementation services).

All Other Fees

PwC billed the Company $243,000 for services related to compliance and advice on tax matters.

The Audit Committee did consider and conclude that the provision of the non-audit services is compatible with maintaining PwC's independence.

Item 3 - AMENDMENT OF THE COMPANY'S STOCK OPTION PLANS TO ADD A CHANGE OF CONTROL PROVISION

The Company's shareholders previously approved the adoption of the Company's 1996 Employee/Director Stock Option Plan; 1998 Stock Option Plan; 1999 Stock Option Plan; 2001 Stock Option Plan; and 2002 Stock Option Plan (the "Option Plans"). The purpose of all of the Option Plans is to be able to grant stock options to employees, directors and consultants to help ensure the long-term motivation and retention of the Company's employees, directors and consultants and to develop the interest and incentive of these people by providing them with an opportunity to purchase common shares of the Company.

The Company's Board of Directors has determined that it is in the best interests of the Company to amend each of the Options Plans by adding to each of the Plans a new section relating to a Change of Control of the Company. The proposed Change of Control section to be added is attached as Exhibit CD to this Proxy Statement.

The Board of Directors believes that this amendment to each of the Option Plans is another tool in our change of control policies to help keep employees focused on their jobs during the uncertainty that accompanies a change in control, to preserve benefits after a change of control transaction and to help us attract and retain key talent. If approved, stock option awards that we have made or will make under the Option Plans will immediately vest upon a Change of Control as defined in the amendment. At present, options vest 20% on the grant of an option and thereafter 20% on each anniversary of the grant date until fully vested, except the options under the 2002 Plan, granted to all Directors (other than Messrs. Jeremy Kendall, Allan Routh and Dennis Anderson), which vest at 25% on each anniversary of the grant date until fully vested.

Brief Description of Option Plans

All of the Option Plans are administered by the Compensation Committee of the Board of Directors, which consists exclusively of non-employee directors. The Compensation Committee has been delegated the authority by the Board of Directors to designate those employees, consultants and directors who may be granted options under the Plans, the number of options to be granted to each such person and the vesting schedule therefore, and to otherwise administer and interpret the Option Plans and the option granted thereunder.

Awards under the Option Plans

All Options granted under the Plans will be non-qualified stock options, except in the case of the 2002 Plan, under which either non-qualified stock options or incentive stock options may be granted. The purchase price for options granted under all of the Plans is equal to 100% of the fair market value of our common shares, based on the closing price of such shares on the trading day immediately prior to the date of grant of the option. An option may not be exercised more than ten-years from the date of grant unless otherwise provided by the Board of Directors and approved by regulators, if required. All options exercised must be paid for in full, at the time of exercise.

Certain US Federal Income Tax Consequences

Set forth are certain of the United States tax consequences of options granted to participants set forth in the following summary.

All employees to whom an incentive option which qualifies under Section 422 of the U.S. Internal Revenue Code is granted will not recognize income at the time of grant or exercise of such option. No federal income tax deduction will be allowable to the employee's employer upon the grant or exercise of such option. However, upon the exercise of an incentive option, special alternative minimum tax rules apply for the employee. When the employee sells such shares more than one year after the date of transfer of such shares and more than two years after the date of grant of such option (the Minimum ISO Period), the employee will normally recognize a capital gain or loss equal to the difference, if any between the sales price of such shares and the option price paid. The tax rate applicable to such capital gains will depend in part on the length of time the employee has held such shares in excess of one year before sale. If the employee does not hold such shares for the Minimum ISO Period, when the employee sells such shares, the employee will recognize ordinary compensation income and possibly capital gain or loss as well in such amounts as are prescribed by the Internal Revenue code (the "Code") and regulations thereunder. Subject to applicable provisions of the Code and regulations thereunder, including Section 162(m) of the Code, the employee's employer will generally be entitled to a federal income tax deduction in the amount of such ordinary compensation income.

An individual to whom a non-qualified option is granted will not recognize income at the time of grant of such option. When such optionee exercises such non-qualified option, the optionee will recognize ordinary compensation income equal to the difference, if any, between the Option price paid and the fair market value, as of the date of option exercise, of the shares the optionee receives. The tax basis of such shares to such optionee will be equal to the option price paid plus the amount includable in the optionee's gross income, and the optionee's holding period for such shares will commence on the day on which the optionee recognizes taxable income in respect to such shares. Subject to applicable provisions of the Code and regulations thereunder, including those under Section 162(m) of the Code, the employer of such optionee will generally be entitled to a federal income tax deduction in respect of non-qualified Options in an amount equal to the ordinary compensation income recognized by the optionee. Any compensation includable in the gross income of an employee in respect of a non-qualified Option will be subject to appropriate federal income and employment taxes.

The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of options or their employers, or to describe tax consequences based on particular circumstances. It is based on federal income tax law and interpretational authorities as of the date of this proxy statement, which are subject to change at any time.

Item 4 - AMENDMENT TO THE 2002 STOCK OPTION PLAN TO AUTHORIZE AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED

In June 2002, the Company's shareholders approved the 2002 Stock Option Plan (the "2002 Plan") and authorized 1,500,000 common shares for issuance under the 2002 Plan. As of March 31, 2004, no shares remained available for issuance in connection with future grants of options under the 2002 Plan.

On March 11, 2004 the Board of Directors amended the 2002 Plan, subject to shareholder approval, to authorize 1,500,000 additional common shares for awards of options under the 2002 Plan. These 1,500,000 additional shares, represent approximately 2.8% of the Company's outstanding common shares as of the date of this Proxy Statement. The Board of Directors believes that this additional share reserve is necessary to continue to provide competitive option awards to key employees in the future which is linked to the creation of shareholder value. The amendment will not become effective until shareholder approval is obtained.

SHAREHOLDERS' PROPOSALS

All proposals of Shareholders intended to be presented at the Company's Annual Meeting of Shareholders in 2004, must be received at the Company's Executive Office no later than November 1, 2004 for inclusion in the Information Circular and Form of Proxy related to that meeting. The Company's next Annual Meeting of Shareholders is planned for May 2005.

OTHER MATTERS

NASDAQ corporate governance rules state that the required quorum for the Annual Meeting of Shareholders cannot be represented by less than 33 1/3% of the outstanding common shares as at March 31, 2004. Therefore shareholders of at least 17,802,201 common shares must participate directly or be present by proxy to validate the quorum requirements.

The Company encourages all of its shareholders to participate in the Annual and Special Meeting.

The Management of the Company does not know of any matters other than those stated in this Information Circular, which are to be presented for action at the meeting. If any other matters should properly come before the meeting, proxies will be voted on the other matters in accordance with the best judgement of the persons voting the proxies.

The Directors of the Company have approved the contents and the sending of this Information Circular.

Dated this 31st day of March, 2004.

                             By Order of the Board of Directors

                               \s\Jeremy N. Kendall
                               Jeremy N. Kendall
                               Chairman of the Board and Chief Executive Officer

FORM 10-K

The Company will provide without charge to beneficial owners of common shares of the Company, upon written request, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2003 including financial statements and schedules thereto, as filed with the Securities and Exchange Commission, Washington, D.C. and the Ontario Securities Commission, Toronto, Ontario. Written requests should be directed to Susan Wiekenkamp, Information Officer of the Company, 2838 Bovaird Drive West, Norval, Ontario, Canada, L0P 1K0, or by fax at (905) 455-2529 or by e-mail at swiekenkamp@staketech.com.

Shareholders should note that the Form 10-K, as well as Form 10-Q and press releases can be directly downloaded from www.sedar.com, www.edgar.com or from the Company's web site at www.sunopta.com,

                                                                       Exhibit A

                                  SUNOPTA INC.

                             AUDIT COMMITTEE CHARTER

--------------------------------------------------------------------------------

1.    Overall Purpose / Objectives

The Audit Committee will assist the board in fulfilling its oversight responsibilities. The Audit Committee will review the financial reporting process, the system of internal and disclosure control and management of financial risks, the audit process, and the company's process for monitoring compliance with laws and regulations and its own code of business conduct. In performing its duties, the Audit Committee will maintain effective working relationships with the Board of Directors, management, and the internal and external auditors.

2.    Authority

The Board authorizes the Audit Committee, within the scope of its responsibilities, to:

o     Seek any information it requires from:

            - Any employee (and all employees are directed to co-operate with any request made by the Audit Committee).

            -     External parties.

o     Obtain outside legal or other professional advisers.

o     Ensure the attendance of company officers at meetings as appropriate.

3.    Organization

Membership

3.1 The Audit Committee will comprise three (3) members all of which will be non-executive directors.

3.2 Each member should be capable of making a valuable contribution to the Committee.

3.3   All members should be independent of management.

3.4 The Chairman of the Audit Committee will be nominated by the Board from time to time.

3.5   Members will be appointed annually.

3.6   A quorum for any meeting will be two (2) members.

3.7 The Secretary of the Audit Committee will be the Company Secretary, or such other person as nominated by the Board.

Attendance at Meetings

3.8 The Audit Committee may invite such other persons (e.g. the CEO, CFO) to its meetings, as it deems necessary.

3.9 The internal and external auditors should be invited to make presentations to the Audit Committee as appropriate.

3.10 Meetings shall be held not less that four (4) times a year. Special meetings may be convened as required. Internal audit or the external auditors may convene a meeting if they consider that it is necessary.

3.11 The proceedings of all meetings will be recorded in minutes for approval and signature.

4.    Roles and Responsibilities

The Audit Committee will:

Internal Control

4.1 Evaluate whether management is setting the appropriate "control culture" by communicating the importance of internal control and the management of risk and ensuring that all employees have an understanding of their roles and responsibilities.

4.2 Consider how management is held to account for the security of computer systems and applications, and the contingency plans for processing financial information in the event of a systems breakdown.

4.3 Gain an understanding of whether internal control recommendations made by internal and external auditors have been implemented by management.

Financial Reporting

a)    General

4.4 Gain an understanding of the current areas of greatest financial risk and how management is managing these effectively.

4.5 Consider with the internal and external auditors any fraud, illegal acts, deficiencies in internal control or other similar issues

4.6 Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.

4.7 Ask management and the internal and external auditors about significant risks and exposures and the plans to minimize such risks.

4.8 Review any legal matters which could significantly impact the Consolidated Financial Statements.

b)    Financial Statements

4.9 Review the annual and quarterly Consolidated Financial Statements and determine whether they are complete and consistent with the information known to Committee members; assess whether the Consolidated Financial Statements reflect appropriate accounting principles.

4.10 Pay particular attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures.

4.11 Focus on judgmental areas, for example those involving valuation of assets and liabilities; warranty, product or environmental liability; litigation reserves; and other commitments and contingencies.

4.12 Meet with management and the external auditors to review the Consolidated Financial Statements and the results of the audit.

4.13 Review the other sections of the Annual Report before its release and consider whether the information is understandable and consistent with members' knowledge about the company and its operations.

c)    Preliminary Announcements, Interim Financial Statements and Analysts
      Briefings

4.14 Be briefed on how management develops preliminary announcements, interim financial information and analysts briefings; the extent of internal audit involvement; and the extent to which the external auditors review such information.

4.15 Assess the fairness of the preliminary and interim statements and disclosures, and obtain explanations from management and internal and external auditors on whether:

      - Actual financial results for the interim period varied significantly from budgeted or projected results.

      - Changes in financial ratios and relationships in the interim financial statements are consistent with changes. in the Company's operations and financing practices.

      - Generally accepted accounting principles have been consistently applied.

      - There are any actual or proposed changes in accounting or financial reporting practices.

      -     There are any significant or unusual events or transactions.

      - The company's financial and operating controls are functioning effectively.

      - The preliminary announcements and interim financial statements contain adequate and appropriate disclosures.

Internal Audit

4.16 Review the activities and organizational structure of the internal audit function and ensure no unjustified restrictions or limitations are made.

4.17 Review the qualifications of internal audit personnel and concur in the appointment, replacement, reassignment or dismissal of the director of internal audit.

4.18  Review the effectiveness of the internal audit function.

4.19 Meet separately with the director of internal audit to discuss any matters that the Committee or auditors believe should be discussed privately.

4.20 Ensure that significant findings and recommendations made by the internal auditors are received and discussed on a timely basis.

4.21 Ensure that management responds to recommendations by the internal auditors.

External Audit

4.22 Review the external auditors' proposed audit scope and approach and ensure no unjustified restrictions or limitations have been placed on the scope.

4.23  Review the performance of the external auditors.

4.24 Consider the independence of the external auditor, including reviewing the range of services provided in the context of all consulting services bought by the Company.

4.25 Make recommendations to the Board regarding the reappointment of the external auditors.

4.26 Meet separately with the external auditors to discuss any matters that the Committee or auditors believe should be discussed privately.

4.27 Ensure that significant finds and recommendations made by the external auditors are received and discussed on a timely basis.

4.28 Ensure that management responds to recommendations by the external auditors.

Compliance with Laws and Regulations

4.29 Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any fraudulent acts or non-compliance.

4.30 Obtain regular updates from management and company's legal counsel regarding compliance matters.

4.31 Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements.

4.32  Review the findings of any examinations by regulatory agencies.

Compliance with the Company's Code of Conduct

4.33 Ensure that the code of conduct is in writing and that arrangements are made for all employees to be aware of it.

4.34 Evaluate whether management is setting the appropriate "tone at the top" by communicating the importance of the code of conduct and the guidelines for acceptable behavior.

4.35  Review the process for monitoring compliance with the code of conduct.

4.36  Obtain regular updates from management regarding compliance.

Reporting Responsibilities

4.37 Regularly update the Board about Committee activities and make appropriate recommendations.

4.38 Ensure the Board is aware of matters which may significantly impact the financial condition or affairs of the business.

Other Responsibilities

4.39  Perform other oversight functions as requested by the full Board.

4.40 If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

4.41 Review and update the Audit Committee Charter; receive approval of changes from the Board.

4.42  Evaluate the Committee's own performance on a regular basis.

                                                                       Exhibit B

                                   RESOLUTION

RESOLVED THAT:

The amendment to all of the Company's Stock Option Plans which is set forth as Exhibit C and described in the Company Proxy Statement dated March 31, 2004 is hereby approved and adopted.

Passage of this resolution requires the vote of a majority of the shares vested at the Meeting.

                                                                       Exhibit C

6.    (a)   Exercise of Option

      (b)   Vesting on Change of Control

            In the event of a Change of Control, all options which have not yet vested will vest immediately. For the purposes of this provision a Change of Control will be deemed to have occurred when:

            (i) a person (which includes a partnership or corporation) acting alone or jointly or in concert with others, acquires beneficial ownership of voting securities of the Company which, together with voting securities of the Company already owned by such person or persons, constitutes in the aggregate 50% or more of the outstanding voting securities of the Company;

                  A person who is principally engaged in the business of managing investment funds for unaffiliated securities investors and, as a part of such person's duties for fully managed accounts, holds or exercises voting power over voting securities of the Company, will not, solely by reason thereof, be considered to be a beneficial owner of such voting securities;

            (ii) the Company agrees to amalgamate, consolidate or merge with another body corporate;

            (iii) any resolution is passed or any action or proceeding is taken with respect to the liquidation, dissolution or winding up of the Company;

            (iv) the Company decides to sell, lease, or otherwise dispose of all, or substantially all, of its assets.

                                                                       Exhibit D

                                   RESOLUTION

RESOLVED THAT:

That 1,500,000 additional common shares be authorized and reserved for the issuance of stock options under and pursuant to the terms of the Company's 2002 Stock Option Plan.

Passage of this resolution requires the vote of a majority of the shares vested at the Meeting.

SunOpta                                                            FORM OF PROXY
                      Annual and Special Meeting of Shareholders of SunOpta Inc.

================================================================================

This proxy is solicited by the Management of SunOpta Inc. for use at the Annual and Special Meeting of Shareholders to be held at the "Windsor Ballroom" at Le Royal Meridien King Edward Hotel, 37 King Street East, Toronto, Ontario, Canada on Thursday, May 13, 2004 at 4:00 p.m. EDT, or any adjournment thereof, in the same manner, to the same extent and with the same powers as if the undersigned were personally present at the said meeting or any adjournment thereof.

APPOINTMENT OF PROXY

We, being shareholder(s) of SunOpta Inc., hereby appoint(s): Jeremy Kendall, or failing him Cyril Ing, both officers of the Company OR print the name of the person you are appointing as your proxyholder if this person is someone other than Jeremy Kendall or Cyril Ing. _____________________________________________,
as my/our proxy with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and in their discretion on all other matters that may properly come before the Annual and Special Meeting of Shareholders of SunOpta Inc.

(1)   ELECTION OF DIRECTORS

        01 Dennis Anderson                           FOR |_|        WITHHOLD |_|
        02 Stephen Bronfman                          FOR |_|        WITHHOLD |_|
        03 Robert Fetherstonhaugh                    FOR |_|        WITHHOLD |_|
        04 Katrina Houde                             FOR |_|        WITHHOLD |_|
        05 Cyril Ing                                 FOR |_|        WITHHOLD |_|
        06 Jeremy Kendall                            FOR |_|        WITHHOLD |_|
        07 Camillo Lisio                             FOR |_|        WITHHOLD |_|
        08 James Rifenbergh                          FOR |_|        WITHHOLD |_|
        09 Joseph Riz                                FOR |_|        WITHHOLD |_|
        10 Allan Routh                               FOR |_|        WITHHOLD |_|

(2)   APPOINTMENT OF AUDITORS

      The Board of Directors recommends a vote FOR the Appointment of the Auditors

      Appointment of PricewaterhouseCoopers as Auditors of the Company for 2004 and to authorize the Directors to fix their remuneration.

                                        FOR |_|      AGAINST |_|     ABSTAIN |_|

(3)   AMENDMENT OF COMPANY'S STOCK OPTION PLANS

      The Board of Directors recommends a vote FOR the passage of the resolution, set forth in Exhibit B, amending the Company's Stock Option Plans to add a Change of Control provision, set forth in Exhibit C, and as described in the Proxy Statement.

      Approving amendment of the Company's Stock Option Plans.

                                        FOR |_|      AGAINST |_|     ABSTAIN |_|

(4)   AMENDMENT TO THE COMPANY'S 2002 STOCK OPTION PLAN

      The Board of Directors recommends a vote FOR the passage of the resolution, set forth in Exhibit D, to authorize an increase in the number of shares authorized, as described in the Proxy Statement.

      Approving amendment to the Company's 2002 Stock Option Plan.

                                        FOR |_|      AGAINST |_|     ABSTAIN |_|

(5) TO CONSIDER AND TAKE ACTION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

      This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

      If the officers named in this proxy are appointed by the undersigned and no direction is made, such officers will vote and vote for proposals 1, 2, 3 and 4. If a person other than the officers named is appointed and no direction is made, such person may vote such shares at his/her discretion. If any amendment or variation to the matters identified above are proposed at the meeting, discretionary authority is hereby conferred with respect thereto. Management is not aware of any other matter to come before the meeting not disclosed above.

AUTHORIZED SIGNATURE(S) - SIGN HERE

THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

I/We authorize you to act in accordance with my/our instructions set out above. I/We here by revoke any proxy previously given with respect to the Meeting. If no voting preferences are indicated above, this form of proxy will be voted as recommended by Management.


------------------------------------------------------------
Signature of Shareholder / Authorized Officer


------------------------------------------------------------
Name of Shareholder (Please PRINT clearly)

Dated this ___________ day of _______________________, 2004.

NOTES OF PROXY

1. You have the right to appoint a different person or company (with appropriate documentation) of your choice, who need not be a shareholder, to attend and act on your behalf at the Annual and Special Meeting of SunOpta Inc. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). The common shares represented by this form of proxy may be voted in the discretion of the proxyholder with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may properly be brought before the meeting.

2. If the common shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this form of proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this form of proxy with signing capacity stated may be required.

3. This instrument of proxy will not be valid and not be acted upon or voted unless it is completed as outlined herein and delivered to the attention of ADP Investor Communications, Proxy Department, 5970 Chedworth Way, Mississauga, ON, L5R 4G5, by 4:00 p.m. E.D.T., on Tuesday, May 11, 2004 or by delivering it to the Chairman of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

4. In order to expedite your vote, you may use a touch-tone telephone or the Internet. To vote by telephone, call toll free 1-800-474-7493 (English) or 1-800-474-7501 (French). You will be prompted to provide your 12 digit number located below on this form. The telephone or Internet voting service is not available on the day of the meeting and the telephone system cannot be used if you plan to attend the meeting or designate another person to attend on your behalf.

      To vote via the Internet, go to www.proxyvotecanada.com and follow the simple instructions.

      You may send your completed and signed proxy by facsimile to 905-507-7793 or 514-281-8911.

5. The form of proxy should be signed in the exact manner as the name appears on the form of proxy.

6. If the form of proxy is not dated, it will be deemed to bear the date on which it was mailed to the holder.

7.    Proxy will be voted as directed.